UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2016

WELLESLEY BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-35352 (Commission File Number)	45-3219901 (IRS Employer Identification No.)

40 Central Street, Wellesley, Massachusetts, 02482

(Address of principal executive offices) (Zip Code)

(781) 235-2550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 9, 2016, Wellesley Bancorp, Inc. (the “Company”), issued a press release announcing that its annual meeting of stockholders will be held on May 25, 2016. The press release announcing the Company’s annual meeting is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release Announcing Annual Meeting dated February 9, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WELLESLEY BANCORP, INC.

Date: February 9, 2016	By:	/s/ Thomas J. Fontaine
Thomas J. Fontaine
President and Chief Executive Officer